CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Smith Barney Allocation Series Inc. — Select High Growth Portfolio (the “Registrant”), each certify to the best of his knowledge that:

1.     The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Smith Barney Allocation Series Inc. - Select High Growth Portfolio	Chief Financial Officer Smith Barney Allocation Series Inc. - Select High Growth Portfolio

/s/ R. Jay Gerken R. Jay Gerken Date: April 8, 2005	/s/ Robert J. Brault Robert J. Brault Date: April 8, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Smith Barney Allocation Series Inc. — Select Growth Portfolio (the “Registrant”), each certify to the best of his knowledge that:

1.     The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Smith Barney Allocation Series Inc. - Select Growth Portfolio	Chief Financial Officer Smith Barney Allocation Series Inc. - Select Growth Portfolio

/s/ R. Jay Gerken R. Jay Gerken Date: April 8, 2005	/s/ Robert J. Brault Robert J. Brault Date: April 8, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Smith Barney Allocation Series Inc. — Select Balanced Portfolio (the “Registrant”), each certify to the best of his knowledge that:

1.     The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Smith Barney Allocation Series Inc. - Select Balanced Portfolio	Chief Financial Officer Smith Barney Allocation Series Inc. - Select Balanced Portfolio

/s/ R. Jay Gerken R. Jay Gerken Date: April 8, 2005	/s/ Robert J. Brault Robert J. Brault Date: April 8, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.